The following Proxy Card was inadvertently left out of the original Definitive Proxy Statement filing of April 17, 1996.

                                      PROXY

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF
                                      EMCON
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

   The undersigned hereby appoints Douglas P. Crane and Eugene M. Herson, and each of them, as proxies for the undersigned, with full power of substitution, to vote any and all shares of Common Stock in EMCON (the "Company"), held by, owned by or standing in the name of the undersigned on the Company's books on March 29, 1996 at the Annual Meeting of Shareholders of the Company, to be held at 1921 Ringwood Avenue, San Jose, California on May 17, 1996 at 3:00 p.m., local time, and at any continuation or adjournment thereof, with all the powers which the undersigned would possess if personally present at the meeting.

   The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as hereinabove specified with respect to the two proposals on the reverse side, or if no specification is made, to vote in favor thereof. The shares represented by the Proxy will be voted in accordance with specifications made in this Proxy.

   The undersigned hereby further confers upon such proxies, and each of them, or their substitute or substitutes, discretionary authority to vote in respect to all other matters which may properly come before the meeting or any continuation or adjournment thereof.

   The undersigned hereby acknowledges receipt of (a) the Notice of Annual Meeting, (b) the accompanying Proxy Statement and (c) an Annual Report of the Company for the fiscal year ended December 31, 1995 and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy, and by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

                        (To be signed on the other side)

                                        X
                                   Please mark
                                   your votes
                                    as this.

                                       FOR
                               all nominees listed
                             below (except as marked
                                to the contrary)
                                    WITHHOLD
                                    AUTHORITY
                                 to vote for all
                              nominees listed below

The Board of Directors recommends
a vote "FOR" the following:

     FOR   AGAINST   ABSTAIN

1. Election of the following directors:

  Nominees:
Douglas P. Crane     Eugene M. Herson
Donald R. Andres     H. Lee Fortier
Richard A. Peluso    Stephen W. Vincent
Jack M. Marzluft     Donald R. Kerstetter
Peter Vardy

2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

Sign exactly as your name appears on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the President or Vice President and the Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased shareholder should give their full title. Please date this proxy. (INSTRUCTIONS:To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.)


Signature(s)______________________________________ Dated:________________, 1996
                              s FOLD AND DETACHHERE s